UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 29, 2015

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United Financial Bancorp, Inc.

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Connecticut	001-35028	27-3577029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Glastonbury Boulevard, Suite 200, Glastonbury, CT	06033
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 291-3600
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Reg D Disclosure
On Tuesday, July 28, 2015, United Financial Bancorp, Inc. (the “Company”) filed a Form 8-K to make available its presentation slides for the Keefe, Bruyette & Woods Community Bank Investor Conference. This filing serves to amend the previous filing, in which the First Quarter 2015 Earnings Investor Presentation were inadvertently filed as Exhibit 99.1 instead of the Second Quarter 2015 Earnings Investor Presentation. Copies of these amended materials are attached as Exhibit 99.1 to this filing.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Number	Description
Exhibit 99.1	Investor Presentation - Second Quarter 2015 Earnings
Exhibit 99.2	Investor Presentation - KBW 2015 Community Bank Investor Conference

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2015	UNITED FINANCIAL BANCORP, INC. Registrant

	By:	/s/ Eric R. Newell
Eric R. Newell Executive Vice President/ Chief Financial Officer

Exhibit Index

Number	Description
Exhibit 99.1	Investor Presentation - Second Quarter 2015 Earnings
Exhibit 99.2	Investor Presentation - KBW 2015 Community Bank Investor Conference